UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   June 23, 2005

Commission File Number 1-6227

LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)

    Delaware                                 42-0823980
            (State of Incorporation)    (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 23, 2005, Lee Enterprises, Incorporated (the "Company") issued a news release correcting errors in a series of six stories distributed Wednesday, June 22, 2005, by The Associated Press after the Company's presentation to analysts at the Mid-Year Media Review in New York City.

Certain information in the attached release, as noted, is presented on a same property basis, which is exclusive of acquisitions and divestitures consummated in the current or prior year. The Company believes such comparisons provide meaningful information for an understanding of changes in its revenue and operating expenses. Same property comparisons exclude Madison Newspapers, Inc. ("MNI"). The Company owns 50% of the capital stock of MNI, which for financial reporting purposes is reported using the equity method of accounting. Same property comparisons also exclude corporate office costs.

The attached news release makes reference to operating cash flow, defined as operating income before depreciation, amortization and equity in net income of associated companies, which represents a non-GAAP financial measure. The Company believes that operating cash flow is useful in evaluating its financial performance because of their focus on results from operations before depreciation and amortization.

The attached news release also makes reference to free cash flow, defined as net income before depreciation, amortization and deferred income taxes, and less capital expenditures (and the related measure of free cash flow per share), which represent non-GAAP financial measures. The Company believes that free cash flow and free cash flow per share are useful in evaluating its financial performance because of their focus on cash generation in the business, which is not impacted by depreciation, amortization and deferred income taxes.

Item 9.01 Financial Statements and Exhibits.

99.1   News Release of Lee Enterprises, Incorporated dated June 23, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: June 24, 2005	/s/Carl G. Schmidt
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer

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INDEX TO EXHIBITS

Exhibit No.     Description
99.1                  News Release of Lee Enterprises, Incorporated dated June 23, 2005.

EXHIBIT 99.1 — News Release

                   201 N. Harrison St.
                   Davenport, IA 52801-1939
                   www.lee.net

NEWS RELEASE

Lee Enterprises corrects errors by The Associated Press

DAVENPORT, Iowa (June 23, 2005) — Lee Enterprises, Incorporated (NYSE: LEE), reluctantly issued this unusual news release today correcting errors in a series of six stories distributed Wednesday by The Associated Press after Lee’s presentation to analysts at the Mid-Year Media Review in New York City.

Correct information includes:

•	Lee's acquisition of Pulitzer Inc. closed June 3. The transition is proceeding smoothly and rapidly.

•	Lee has made no forecast about expected impact of the acquisition on stock price.

•	Operating cash flow(1) is expected to increase significantly with the acquisition.

•	Lee announced on Jan. 30 that the acquisition was expected to lower reported earnings in fiscal 2005, which ends Sept. 30, by 8 to 10 cents per diluted share, due to interest expense and amortization, excluding one-time transition costs. Lee also announced on Jan. 30 that the acquisition was expected to increase free cash flow by about 50 cents per diluted share in fiscal 2006.

•	In the expanded company, the former Pulitzer properties account for 39 percent of the revenue. On a pro forma basis, for the last 12 months through March 2005, combined reported revenue of Lee plus Pulitzer was $1.15 billion.

•	Lee’s current market capitalization is $1.9 billion.

•	Lee expects circulation to improve.

•	Lee’s revenue growth continues to exceed the industry average. Total same property advertising revenue is up 5.0 percent year to date through May, and overall same property revenue is up 3.7 percent. On a reported basis, which includes the impact of acquisitions and divestitures not including Pulitzer, Lee overall revenue is up 5.1 percent. Pulitzer becomes part of Lee’s financial statements beginning in June.

•	Classified revenue, led by employment and real estate advertising, has been strong, up 5.3 percent on a same property basis through May, and company-wide initiatives have softened the impact of the auto advertising slowdown.

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•	Operating cash flow (1) is up more than 7 percent year to date through March.

•	Despite rising newsprint prices, cash costs have risen only moderately, up 3.2 percent year to date through March.

•	Acquisition of Howard Publications in 2002 increased Lee’s daily circulation by about 75 percent and Lee’s revenue by about 50 percent. In comparison, Pulitzer increases Lee’s daily circulation by about 50 percent and revenue by about 60 percent.

Text, slides and an audio replay of Lee’s presentation is available at www.lee.net.

With the acquisition of Pulitzer, Lee owns 52 daily newspapers and a joint interest in six others. Lee also operates associated online services and more than 300 weekly newspapers, shoppers and classified and specialty publications. Lee is based in Davenport, Iowa, and its stock is traded on the New York Stock Exchange under the symbol LEE. More information about Lee Enterprises is available at www.lee.net.

 (1)   Operating cash flow, which is defined as operating income before depreciation, amortization and equity in net income of associated companies, is a non-GAAP financial measure. For additional information, please see Lee’s Form 10-Q or 10-K filings.

FORWARD-LOOKING STATEMENTS

The Private Securities Litigation Reform Act of 1995 provides a “Safe Harbor” for forward-looking statements. This report contains information that may be deemed forward-looking and that is based largely on the Company’s current expectations and is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those anticipated. Among such risks, trends and other uncertainties are changes in advertising demand, newsprint prices, interest rates, labor costs, legislative and regulatory rulings and other results of operations or financial conditions, difficulties in integration of acquired businesses or maintaining employee and customer relationships and increased capital and other costs. The words “may,” “will,” “would,” “could,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “projects,” “considers” and similar expressions generally identify forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this report. The Company does not publicly undertake to update or revise its forward-looking statements.

Contact: dan.hayes@lee.net, (563) 383-2100

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